F.N.B. Corporation
Investor Presentation
SunTrust Robinson Humphrey
2013 Financial Services Unconference
Dated: May  21, 2013
Vincent J. Calabrese, Jr.
Chief Financial Officer
Gary L. Guerrieri
Chief Credit Officer
Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements” relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation.
These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13) transaction risks associated with the pending merger of PVF Capital Corp., and integration challenges related to the recently completed merger with Annapolis Bancorp, Inc. and the difficulties encountered in expanding into a new market; or (14) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.
The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor
Relations” by clicking on “Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.  The non-GAAP financial measures used by the
Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on April 23, 2013 and in its periodic filings with the Securities and Exchange
Commission.

Additional Information About the Merger

ADDITIONAL INFORMATION ABOUT THE MERGER
F.N.B. Corporation and PVF Capital Corp. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
SHAREHOLDERS OF PVF CAPITAL CORP. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND
ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS,
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and PVF Capital Corp. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief
Legal Officer,  F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents PVF Capital Corp. has filed with the SEC by contacting Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon,
OH 44139, telephone: (440) 248-7171.
F.N.B. Corporation and PVF Capital Corp. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of PVF Capital Corp. in connection with the proposed merger. Information concerning such participants' ownership of PVF Capital Corp. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

4 F.N.B. Corporation

Key Investment Considerations

1. Experienced leadership
2. Sustainable business model
3. Attractive market position
4. Consistent, strong operating results and favorable trends
5. Proven, disciplined acquisition strategy
6. Investment thesis geared toward shareholder value creation
Positioned to Achieve Long-Term Growth

F.N.B. Corporation

(1) Pro-forma for ANNB acquisition completed April 6, 2013, with assets of approximately $0.4 million, loans of $0.3 million, deposits of $0.4 million and 8 banking locations and  pending acquisition of PVFC, expected to close October 2013 with assets of approximately $0.8 billion, loans of $0.6 billion, deposits of $0.6 billion and 16 banking locations; (2) SNL Financial, Pro-forma, excludes custodian bank; (3) As of May 16, 2013
Well-Positioned for Sustained Growth
Strong Operating Results
Consistent Operating Strategy
•
Assets:$13.2 billion (1)
•
Loans:$9.1 billion (1)
•
Deposits:$11.0 billion (1)
•
Banking locations:270 (1)
•
Consumer finance locations:71
Fourth Largest
Pennsylvania-Based Bank
•
Top quartile profitability performance
•
Deliver consistent, solid results
•
Industry-leading loan growth
•
Strong performance:3-year total shareholder return of 46% (3)
•
Maintain low-risk profile: Enterprise-wide risk management
•
Position for sustained growth and profitability
•
Reposition and reinvest for growth
•
Disciplined expense control
•
Expanding market share potential and growth opportunities
•
Attractive footprint: Banking locations span 53 counties/four states (1)
•
Leading market position (2)
•
#3 market share in the Pittsburgh MSA
•
#3 overall market share in Pennsylvania based on counties of operation
•
#5 overall market position for all counties of operation

President and CEO
Vincent J. Delie, Jr. 26 2005 National City
President, First National Bank
John C. Williams, Jr. 42 2008 Huntington
National City
Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 25 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 27 2002 FNB
Promistar
Experienced Leadership

Experienced and respected executive management team
Prior Experience Joined FNB
Years of
Banking
Experience

Sustainable Business Model

Sustainable Business Model
Maintain low risk
profile
Target neutral interest
rate risk position
Fund loan growth with
deposits
Adhere to consistent
underwriting and
pricing standards
Maintain rigid expense
control
Efficient capital
management
Organic growth:
Regional model
Best-in-class,
enterprise-wide
sales management
Deep product set
Investments in people,
product development,
high-growth potential
market segments
Acquisition-related
growth:
Disciplined,
strategic, accretive
Attract, retain and
develop top talent
Strong cross-sell
environment
Holistic incentive
compensation
structure supports
cross-functional focus
Monitor external and
internal service
excellence, quality and
satisfaction
Recognize
accomplishments and
innovation
Disciplined, growth
oriented focus guided
by commitment to
shareholder value
Long-term investment
thesis centered on:
Targeted EPS
growth
Strong dividend
Risk Management Growth Culture Shareholder Value

9 Reposition and Reinvest Strategy

Reposition and Reinvest Strategy

Talent Management
Geographic Segmentation
Sales Management/Cross-Sell
Product Development
Branch Optimization
Electronic Delivery Investment
Expansion Through Acquisition
Consistent, strong operating results
Revenue growth
Consistent organic loan growth
Quality growth led by C&I portfolio
Attractive market position
Expanded market share potential via entry and expansion
in attractive markets
Strong 3-year total shareholder return
Strategic Actions Drive Long-Term Growth and Performance
Actions
Results

Reposition and Reinvest  – Actions Drive Long-Term Performance

2009 2010 2011 2012 1Q13
PEOPLE Talent Management
Strengthened team through key
hires; Continuous team
development
Attract, retain, develop best talent
Continued
Success
Geographic Segmentation
Regional model
Regional
Realignment
5
th
Region
Created
PROCESS Sales Management/Cross Sell
Proprietary sales management
system developed and
implemented: Balanced
scorecards, cross-functional
alignment
Consumer
Banking
Scorecards
Consumer Banking Refinement/Daily Monitoring
Continued
Utilization
Commercial
Banking Sales
Management
Expansion to additional lines of
business
Continued
Expansion
PRODUCT Product Development
Deepened product set and niche
areas allow FNB to successfully
compete with larger banks and
gain share
Private Banking Capital Markets
Online and mobile banking
investment /implementation –
Online banking enhancements,
mobile banking and app
Online/mobile
banking
infrastructure
complete with
mobile remote
deposit capture
and online
budgeting tools
Asset Based
Lending
Small Business
Realignment
Treasury
Management
PRODUCTIVITY Branch Optimization
Continuous evolution of branch
network to optimize profitability
and growth prospects
De-Novo Expansion 9 Locations
Ongoing
Evaluation
Consolidate 2
Locations
Consolidate 6
Locations
Consolidate 37
Locations
Acquisitions
Opportunistically expand
presence in attractive markets
CB&T Parkvale
ANNB Closed
PVFC
Announced

ROTE(1)
14.71%
16.32%
18.77%
17.46%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2010
2011
2012
1Q13
FNB
Peer Group Median

Efficiency Ratio
60.7%
59.7%
57.7%
59.8%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
2010
2011
2012
1Q13
FNB
Peer Group Median

Net Interest Margin
3.74%
3.80%
3.70%
3.66%
3.66%
3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
1Q12
2Q12
3Q12
4Q12
1Q13
FNB
Peer Group Median

Net Charge-Offs to Average Loans
0.77%
0.58%
0.35%
0.21%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2010
2011
2012
1Q13
FNB
Peer Group Median

FNB Corporation

Strong Performance Relative to Peers

The above represents full-year 2010, 2011, 2012 and/or quarterly results where noted.  Refer to Supplemental Information for peer group listing.
(1) Operating results, refer to Supplemental Information for details

Relationship-Based Focus Drives Growth – 1Q13 Results

(1) Average year-over-year growth, 1Q13, $ in millions
Year-over-Year Total Loan Growth
Positive results in commercial and consumer
Commercial growth driven by C&I portfolio growth
of $249.1 million or 17.7%
Year-over-Year Transaction Deposits and
Customer Repo Growth
Growth driven by DDA’s and Customer Repo
growth of $416.5 million or 17.5%
-$114.9
$231.2
$294.6
$410.9
-$150.0
-$50.0
$50.0
$150.0
$250.0
$350.0
$450.0
Residential/Other Consumer
Commercial Total Loans
$241.8
$416.5
$658.3
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
Other Transaction Deposits
DDA's & Repos
Total Transaction Deposits and Customer Repos
Total Loans
Transaction Deposits and
Customer Repurchase Agreements
Year-over-Year Loan and Transaction Deposit Growth
Strong sales culture drives loan growth
Relationship-based focus drives related growth in lower-cost transaction deposits and repos
(1)

Relationship-Based Focus Drives Growth – Full-Year Trends

$4.4
$3.8
$3.3
12/31/2012 12/31/2011 12/31/2010
$2.6
$2.2
$2.0
12/31/2012 12/31/2011 12/31/2010
$2.8
$2.0
$1.7
12/31/2012 12/31/2011 12/31/2010
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
“What Gets Measured Gets Done”
A cross-functional, disciplined sales management
process drives loan growth and growth in lower-
cost transaction deposits, supporting the net
interest margin, delivering greater profitability and
deepening the client relationship.
Commercial Loan Portfolio
DDA's and Customer Repos Consumer Loan Portfolio
(1)
(2)
Balances shown are period-end balances, $ in billions.
(1)
Core commercial loan portfolio, excluding the Florida portfolio; (2) Consumer loans excludes the residential portfolio.

15 Market Position

Top Market Overall Position

Source:  SNL Financial, deposit data as of June 30, 2012, pro-forma as of May 1, 2013, excludes custodial bank
FNB Pennsylvania Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 307 51,112,184 34.1
2 Royal Bank of Scotland 209 9,814,813 6.5
4 M&T Bank Corp. 130 6,703,099 4.5
5 Wells Fargo & Co. 65 4,776,100 3.2
6 First Commonwealth 101 3,957,651 2.6
7 Banco Santander 75 3,854,650 2.6
8 Dollar Bank 37 3,453,494 2.3
9 First Niagara Financial 73 3,147,291 2.1
10 Susquehanna Bancshares 80 3,123,468 2.1
Total (1-138) 2,456 149,889,192 100.0
FNB All Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 461 60,155,071 25.9
2 Royal Bank of Scotland 298 14,949,617 6.4
3 KeyCorp 100 11,129,246 4.8
4 Huntington Bancshares 223 10,492,839 4.5
6 M&T Bank Corp. 151 8,603,725 3.7
7 FirstMerit Corp. 104 6,513,189 2.8
8 TFS Financial Corp 22 6,162,459 2.6
9 Wells Fargo & Co. 76 5,575,216 2.4
10 Dollar Bank 66 5,172,305 2.2
Total (1-213) 3,821 232,660,382 100.0
5.7 8,548,326 228 F.N.B. Corporation 3
4.4 10,135,228 270 F.N.B. Corporation 5
FNB holds the #3 overall retail market position for Pennsylvania counties of operation and #5 position for all counties

#3 Position in the Pittsburgh MSA

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2012, pro-forma as of May 1, 2013
(1) Excludes custodial bank
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.
Population
Rank MSA (000's) #1 #2 #3
1
New York
(1)
18,897    JPM BofA Citi
2 Los Angeles 12,829    BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461      JPM BMO BofA
4 Dallas 6,372      BofA JPM Wells Fargo
5 Philadelphia 5,965      BofA Capital One TD
6 Houston 5,947      JPM Wells Fargo BofA
7 Washington 5,582      Capital One Wells Fargo BofA
8 Miami 5,565      Wells Fargo BofA Citi
9 Atlanta 5,269      SunTrust Wells Fargo BofA
10 Boston 4,552      BofA RBS Banco Santander
11 San Francisco 5,335      BofA Wells Fargo Citi
12 Detroit 4,296      JPM Comerica BofA
13 Riverside 4,225      BofA Wells Fargo JPM
14 Phoenix 4,193      Wells Fargo JPM BofA
15 Seattle 3,440      BofA Wells Fargo U.S. Bancorp
16
Minneapolis
(1)
3,280      Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095      Wells Fargo Mitsubishi UFJ BofA
18 St. Louis 2,813      U.S. Bancorp BofA Commerce
19 Tampa 2,783      BofA Wells Fargo SunTrust
20 Baltimore 2,710      BofA M&T PNC
21 Denver 2,543      Wells Fargo FirstBank U.S. Bancorp
22
Pittsburgh
(1)
2,356      PNC RBS
23 Portland 2,226      BofA U.S. Bancorp Wells Fargo
24 Sacramento 2,149      Wells Fargo BofA U.S. Bancorp
25 San Antonio 2,143      Cullen/Frost BofA Wells Fargo
Top 3 Banks in MSA by Deposit Market Share
F.N.B. Corporation

Regional Footprint: Pro-Forma View

Source: SNL Financial, Pro-Forma
Top 30 MSA Presence
MSA Population
Baltimore
2.7 million
(#20 MSA)
Pittsburgh
2.4 million
(#22 MSA)
Cleveland
2.1  million
(#28 MSA)
Cleveland MSA
Pittsburgh MSA
Baltimore MSA
ANNB
Acquisition
Completed
April 6, 2013
PVFC Acquisition
Target
Completion
October 2013
FNB’s model utilizes six regions, including three in top 30 MSA markets, with each having a regional headquarters housing cross-functional teams.

ANNB and PVFC Acquisitions = Enhanced Growth Opportunities

Note: Above metrics at the MSA level
(1) Data per U.S. Census Bureau
(2) Data per Hoover’s as of May 1, 2013
Significant Commercial Prospects =
Opportunity to Leverage Core Competency and Drive Sustained Organic Growth
Over 175,000 Total Businesses (1)
1,972 2,036
2,198
9,216
10,006
10,818
12,851
13,345 13,410
52,149
59,240
65,169
Youngstown MSA Scranton MSA Harrisburg MSA Cleveland MSA Pittsburgh MSA Baltimore MSA
# of Companies with Revenue Greater Than $1 Million Total Businesses
(2) (1)

Population(2)
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
566,269
563,837
557,432
2,083,928
2,370,637
2,738,814
Youngstown MSA
Scranton MSA
Harrisburg MSA
Cleveland MSA
Pittsburgh MSA
Baltimore MSA

# of Companies with Revenue Greater Than $1 Million(1)
10,000
8,000
6,000
4,000
2,000
-
1,972
2,036
2,198
9,216
10,006
10,818
Youngstown MSA
Scranton MSA
Harrisburg MSA
Cleveland MSA
Pittsburgh PA
Baltimore MSA

# of Households(2)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
230,099
230,429
224,864
851,520
1,000,741
1,048,183
Youngstown MSA
Scranton MSA
Harrisburg MSA
Cleveland MSA
Pittsburgh MSA
Baltimore MSA

Median Household Income(2)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$39,004
$41,763
$53,574
$45,618
$46,280
$62,987
Youngstown MSA
Scranton MSA
Harrisburg MSA
Cleveland MSA
Pittsburgh MSA
Baltimore MSA

FNB Corporation

Market Opportunity 20 Note: Above metrics at the MSA level (1) Data per Hoover’s as of May 1, 2013 (2) Data per SNL Financial as of May 1, 2013

21 Acquisition Strategy

Acquisition Strategy

Disciplined and Consistent Acquisition Strategy
Strategy
Disciplined identification and focus on markets that
offer potential to leverage core competencies and
growth opportunities
Criteria
Create shareholder value
Meet strategic vision
Fit culturally
Evaluation
Targeted financial and capital recoupment hurdles
Proficient and experienced due diligence team
Execution
Superior post-acquisition execution
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture
Execution
Strategy
Criteria Evaluation

Acquisition-Related Expansion

FNB Banking Location (pro-forma)
11 bank acquisition
since 2002 announced
February 19, 2013 (PVFC)
Third consecutive acquisition
in a major MSA
ANNB closed 4/6/2013
PVFC currently pending
Four since 2010
Nine since 2005
Pre-2002
Presence
Additional
Acquisition-Related Expansion
Pittsburgh
MSA Acquisition Expansion
ANNB Acquisition Pending
PVFC Acquisition
Pittsburgh
Hermitage
State College
Harrisburg
Cleveland
Scranton
Philadelphia
Erie
Baltimore
Baltimore MSA
Pittsburgh MSA
Cleveland MSA
ANNB
Acquisition
Completed
April 6, 2013
PVFC Acquisition
Target
Completion
October 2013
th

Acquisition History Since 2007

2007 2008 2009 2010 2011 2012 1Q13
Pro-Forma
Omega
$1.8 bn
CBT
$0.6 bn
PVSA
$1.8 bn
ANNB
$0.4 bn
IGB
$0.3 bn
PVFC
$0.8 bn
FNB Total Assets
$ in Billions
Note : Total assets presented on period-end basis
$13.2
$12.0
$9.8
$9.0
$8.7
$8.4
$6.1

Branches
159
270
2007
1Q13 Pro-Forma

Counties of Operation
27
53
2007
1Q13 Pro-Forma

Market Population (MSA)
In Millions
7.4
12.6
2007
1Q13 Pro-Forma

Market Households (MSA)
In Millions
3.0
5.0
2007
1Q13 Pro-Forma

FNB Corporation

Enhanced Organic Growth Opportunities

Note: Market population and market households represent current metrics based on respective FNB MSA presence
Data per FNB and/or SNL Financial
Acquisition-
Related
Expansion in
Higher Growth
Markets
Enhances
Organic Growth
Opportunities

26 Strong Operating Results

1Q13 Highlights – Great Start to 2013

Consistent Results
Year-over-year EPS growth of 5%
(1)
Year-over-year revenue growth
Consistent loan growth driven by C&I lending
Stable net interest margin
Good asset quality results
Positive trends seen in fee-based businesses
Electronic Delivery Strategy
Completed infrastructure build-out of e-delivery
strategy, now offer complete suite of electronic
banking options
Competitive Advantage: Aggressive pursuit of
households, enhanced retention, lower delivery
costs, enhanced cross-sell opportunities
Expanded Footprint
Seamless integration of Annapolis Bancorp
Announced PVF Capital acquisition
Significant opportunity to leverage strong
commercial platform
Deploy proven cross-functional sales
management model
Success attracting talent in new markets
Solid Operating Results
Continued Execution of
Reposition and Reinvest Strategy
(1)Operating basis, refer to Appendix for details

1Q13 Operating Highlights

Current
Quarter
1Q13
Prior
Quarter
4Q12
Prior Year
Quarter
1Q12
Earnings
(1)
Net income – operating $28,767 $32,116 $26,524
Earnings per diluted share - operating $0.20 $0.23 $0.19
Profitability
Performance
ROTE
(1)
17.46% 19.51% 17.78%
ROTA
(1)
1.08% 1.18% 1.04%
Net interest margin 3.66% 3.66% 3.74%
Efficiency ratio 59.8% 55.5% 60.4%
Strong Organic Growth
Balance Sheet Trends
(2)
Total loan growth 7.1% 6.0% 1.4%
Commercial loan growth 10.8% 7.6% 3.6%
Consumer loan growth 6.1% 11.7% 2.6%
Transaction deposits and customer repo growth
(3)
2.6% 11.9% 8.9%
(1) Adjusted results, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2)Average, annualized linked quarter organic growth results (organic reflects adjustments for balances acquired via the Parkvale 1Q12); (3) Excludes time deposits

Balance Sheet Highlights

Average Balances, $ in millions
1Q13
Linked-Quarter
Growth
(1)
(1Q13-4Q12)
Year-over-Year
Growth
(1Q13-1Q12)
1Q13 Highlights Balance $ % $ %
Securities $2,254 -$1.3 -0.2% $159.6 7.6%
Strong linked quarter and year-
over-year loan growth
Sustained loan growth momentum
Commercial loan growth driven by
C&I growth
Solid consumer loan growth results
Attractive deposit mix
Lower cost, relationship-
focused transaction deposits
and customer repurchase
agreements = 75% of total
deposits and customer
repurchase agreements
(4)
Total loans $8,189 $140.8 7.1% $410.9 5.3%
Commercial loans $4,469 $115.9 10.8% $294.6 7.1%
C&I loans $1,657 $89.2 23.1% $249.1 17.7%
Consumer loans
(2)
$2,571 $37.9 6.1% $231.2 9.9%
Residential mortgage loans $1,111 -$12.0 -4.3% -$111.9 -9.2%
Earning assets $10,473 $52.7 2.1% $502.3 5.0%
Total deposits and customer
repos $9,938 -$36.4 -1.5% $338.1 3.5%
Transaction deposits and
customer repos
(3)
$7,444 $48.2 2.6% $658.3 9.7%
Time Deposits $2,494 -$84.5 -13.3% -$320.2 -11.4%
(1)% growth annualized; (2)Includes Direct Installment, Indirect Installment and Consumer LOC portfolios;
(3)Excludes time deposits; (4)Period-end as of March 31, 2013.

3.74%
3.80%
0.10%
3.70%
3.70%
0.05%
3.65%
3.66%
0.10%
3.56%
3.66%
0.04%
3.62%
4.00%
3.50%
3.00%
2.50%
2.00%
1Q12
2Q12
3Q12
4Q12
1Q13
Core Net Interest Margin
Accretable Yield

FNB Corporation

Net Interest Margin Trends 30 Net Interest Margin Trends

Asset Quality Results
(1)

$ in thousands 1Q13 4Q12 1Q12 1Q13 Highlights
NPL’s+OREO/Total loans+OREO 1.59% 1.60% 2.22%
Consistent, solid performance with
continued favorable trends
Total delinquency improved from 4Q12 and
1Q13
1Q13 Provision for loan losses
$6.4 million for the originated portfolios
$1.2 million for the acquired portfolios
Reserve position directionally consistent
with performance
Allowance for loan losses to total non-
performing loans continues to increase
Total delinquency 1.45% 1.64% 2.03%
Provision for loan losses
(2)
$7,541 $9,274 $6,572
Net charge-offs (NCO’s)
(2)
$4,213 $7,614 $5,141
NCO’s/Total average loans
(2)
0.21% 0.38% 0.27%
NCO’s/Total average originated loans 0.22% 0.45% 0.32%
Allowance for loan losses/
Total loans 1.39% 1.38% 1.55%
Allowance for loan losses/
Total non-performing loans 124.80% 123.88% 92.95%
(1) Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(1) Total portfolio metric

Capital Position

Regulatory
“Well-Capitalized”
12.2%
10.6%
8.3%
6.1%
12.3%
10.7%
8.4%
6.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
December 31, 2012 March 31, 2013

33 Investment Thesis

Long-Term Investment Thesis

Long-Term Investment Thesis:
Targeted EPS Growth 5-6%
Expected Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders
Total Shareholder Return 9-12%

High-Performing Financial Institution

Notes:  Data per SNL Financial and FNB.  Year-to-date performance represents 1Q13.  Relative valuation metrics and total return as of May 16, 2013.
FNB ROTCE represents operating ROTCE – refer to Supplemental Information.
Assets
($ billions) ROTCE (%)
Efficiency
Ratio (%)
Net Charge-
Offs (%)
Net
Interest
Margin (%) Price/TBV (x)
Price/ 2014E
EPS (x)
Dividend
Yield (%)
Total Return
3 Yr (%)
Peer Median Results
Regional Peer Group $16.1 11.24 62.5 0.37 3.32 1.58x 13.85x 2.35 15.78
Top 100 Banks/Thrifts Based on Asset Size $13.1 11.60 62.2 0.27 3.45 1.58x 13.32x 2.37 19.94
Top 100 Trading at > 2.0x Tangible Book $12.8 14.16 55.5 0.22 3.71 2.24x 13.54x 2.67 35.08
F.N.B. Corporation $12.0 17.46 59.8 0.21 3.66 2.34x 13.01x 4.10 45.96
1Q13 Performance Relative Valuation/Total Return

Consistent Operating Results

0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
Regional Peer Median FNB
ROAA Volatility
FNB =  80% Percentile
0.000%
0.005%
0.010%
0.015%
0.020%
0.025%
0.030%
0.035%
0.040%
0.045%
0.050%
Regional Peer Median FNB
Revenue/Avg Assets Volatility
FNB = 96% Percentile
Data per FNB and/or SNL Financial
Refer to Supplemental Information for peer listing
FNB’s ability to deliver consistent operating results exceeds peer results
FNB and Peer Volatility (Standard Deviation 1Q10 – 1Q13)

Data per SNL Financial: Price/Earnings Ratio based on analyst co
(1) Represents the top 100 US banks and thrifts by total assets

Attractive Relative Valuation

nsensus estimates for FNB and peers
as of 3/31/2013; (2) As of May 16, 2013
FNB has a modest P/E valuation relative to peers given its higher-quality earnings stream, stronger dividend yield and future growth potential
FNB
Regional Peer
Group Median
Top 100
Banks/Thrifts
Median
(1)
Price/Earnings Ratio
(2)
FY13 Consensus EPS (FNB=$0.84) 13.9x 14.4x 14.0x
FY 14 Consensus EPS (FNB=$0.90) 13.0x 13.8x 13.3x
Price/Tangible Book Value
(2)
2.3x 1.6x 1.6x
Price/Book Value
(2)
1.2x 1.1x 1.2x
Dividend Yield
(2)
4.1% 2.4% 2.4%

Price/Tangible Book Value
3.00
2.50
2.00
1.50
1.00
0.50
0.00
05/19/10
06/19/10
07/19/10
08/19/10
09/19/10
10/19/10
11/19/10
12/19/10
01/19/11
02/19/11
03/19/11
04/19/11
05/19/11
06/19/11
07/19/11
08/19/11
09/19/11
10/19/11
11/19/11
12/19/11
01/19/12
02/19/12
03/19/12
04/19/12
05/19/12
06/19/12
07/19/12
08/19/12
09/19/12
10/19/12
11/19/12
12/19/12
01/19/13
02/19/13
03/19/13
04/19/13
FNB
Regional Peers
Top 100

FNB Corporation

Price/TBV Trends
(1) Market data per SNL Financial as May 16, 2013.  Refer to Supplemental Information for regional peer listing.  Top 100 represents the top 100 U.S. banks and thrifts by total assets as of 3/31/2013

FNB consistently trades at a premium to peers on price to tangible book value per share
(1)

Annualized Dividend Yield
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
05/19/10
06/19/10
07/19/10
08/19/10
09/19/10
10/19/10
11/19/10
12/19/10
01/19/11
02/19/11
03/19/11
04/19/11
05/19/11
06/19/11
07/19/11
08/19/11
09/19/11
10/19/11
11/19/11
12/19/11
01/19/12
02/19/12
03/19/12
04/19/12
05/19/12
06/19/12
07/19/12
08/19/12
09/19/12
10/19/12
11/19/12
12/19/12
01/19/13
02/19/13
03/19/13
04/19/13
FNB
Regional Peers
Top 100

FNB Corporation

Dividend Yield Trends

FNB’s dividend yield remains well above peer levels
(1)
(1) Market data per SNL Financial as May 16, 2013.  Refer to Supplemental Information for regional peer listing.  Top 100 represents the top 100 U.S. banks and thrifts by total assets as of 3/31/2013

2014E Projected ROATE (2)
F.N.B. Corporation

F.N.B. Corporation

ROATE and  P/TBV Analysis
Where a bank trades relative to tangible book value is highly correlated with its projected return on tangible capital
Source: SNL Financial as of 5/16/2013; Note: Data set above includes FNB’s regional peer group; (1) R-squared represents the percentage of the variation in price to tangible book value (P/TBV) that can be explained by variation in 2014E projected return on average tangible equity (ROATE); (2) Based on consensus mean estimates for FY2014.

R² = 0.7717
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
0.50x 0.75x 1.00x 1.25x 1.50x 1.75x 2.00x 2.25x 2.50x 2.75x
Price/Tangible Book Value

Favorable Long-Term Total Return

Three-Year Total Shareholder Return Results
(1)
21%
20%
46%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Top 100 Banks and Thrifts Regional Peers FNB
(1) Market data per SNL Financial as May 16, 2013.  Refer to Supplemental Information for regional peer listing.  Top 100 represents the top 100 U.S. banks and thrifts by total assets as of 3/31/2013

42 Supplemental Information

Supplemental Information Index
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Loan Risk Profile
Regency Finance Company Profile
Marcellus and Utica Shale Exposure and Focus
Regional Peer Group Listing
GAAP to Non-GAAP Reconciliation
First Quarter 2013 Earnings Release (April 23, 2013)

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
3/31/2013 CAGR % of Portfolio
($ in millions)
Balance
12/08-
3/13
12/31/08 3/31/2013
C&I $1,711 13.2% 16% 21%
CRE:  Non-Owner Occupied 1,349 8.3% 17% 16%
CRE:  Owner Occupied 1,274 3.8% 16% 15%
Commercial Leases 132 21.4% 1% 2%
Total Commercial $4,466 8.9% 50% 54%
Consumer Home Equity 1,774 9.4% 21% 22%
Residential Mortgage 1,027 16.5% 10% 12%
Indirect 561 2.6% 9% 7%
Other 158 2.6% 3% 2%
Regency 168 1.3% 2% 2%
Florida 55 -25.7% 5% 1%
Total Loan Portfolio $8,209 8.1% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$8.2 Billion Loan Portfolio
March 31, 2013
C&I + Owner Occupied CRE
= 36% of Total Loan
Portfolio
Commercial &
Industrial 21%
Consumer
Home Equity
22%
Residential
Mortgage  12%
Indirect  7%
Other  2%
Regency  2%
Florida  1%
Commercial
Leases 2%
CRE: Non-
Owner
Occupied  16%
CRE: Owner
Occupied  15%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through March 31, 2013
3/31/2013 CAGR Mix %
($ in millions)
Balance
12/08-
3/13 12/31/08 3/31/2013
Savings, NOW, MMDA $4,715 12.9% 44% 47%
Time Deposits 2,443 1.2% 36% 25%
Non-Interest Bearing 1,793 17.0% 14% 18%
Customer Repos 1,000 23.0% 6% 10%
Total Deposits and
Customer Repo Agreements $9,952 10.7% 100% 100%
Transaction Deposits (1) and
Customer Repo Agreements $7,508 15.0% 64% 75%
Loans to Deposits and Customer Repo Agreements Ratio =
82% March 31, 2013
New client acquisition and relationship-based focus reflected in favorable deposit mix
– 15.0% average growth for transaction deposits and customer repo agreements
(2)
– 75% of total deposits and customer repo agreements are transaction-based deposits
(1)
$10.0 Billion Deposits and
Customer Repo Agreements
March 31, 2013
Non-Interest
Bearing 18%
Savings, NOW,
MMDA 47%
Customer
Repos 10%
Time Deposits
25%

AAA, 90.5%
AA, 3.5%
A, 4.0%
BBB,BB,B
CCC,CC,C
Non-Rated
2%

% Ratings
($ in millions
(1)
) Portfolio Investment %
Agency MBS $927 40% AAA 100%
Highly Rated $2.3 Billion Investment Portfolio
March 31, 2013
CMO Agency 725 32% AAA  100%
Agency Senior Notes 398 17% AAA 100%
Municipals 163 7%
AAA
AA
A
BBB
3%
47%
49%
1%
Trust Preferred
(2)
31 1%
A
BBB
BB
B
CCC
C
2%
5%
14%
16%
8%
55%
Short Term 15 1% AAA 100%
CMO Private Label 12 1%
AA
A
BBB
BB
23%
17%
29%
31%
Corporate 15 1%
A
BBB
70%
30%
Bank Stocks 2 - Non-Rated
Commercial MBS 1 - AAA 100%
US Treasury 1 - AAA 100%
Total Investment Portfolio $2,289 100%
Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $ 105 million, adjusted cost of $44 million, fair value of $31 million
94% of total portfolio rated AA or better, 98% rated A or
better
Relatively low duration of 2.8
Municipal bond portfolio
– Highly rated with an average rating of AA and 99% of
the portfolio rated A or better
– General obligation bonds = 99.5% of portfolio
– 77.1% from municipalities located throughout
Pennsylvania

Loan Risk Profile
(1) Originated portfolio metric
$ in millions
Balance
3/31/2013 % of Loans NPL's/Loans
(1)
Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,710,798 20.8% 0.61% -0.03% 0.77%
CRE:  Non-Owner Occupied 1,349,235             16.4% 1.16% 0.52% 1.45%
CRE:  Owner Occupied 1,273,851             15.5% 1.79% 0.14% 2.13%
Home Equity and Other Consumer 1,902,167             23.2% 0.54% 0.20% 0.84%
Residential Mortgage 1,026,509             12.5% 1.21% 0.05% 2.29%
Indirect Consumer 560,594                6.8% 0.18% 0.39% 0.95%
Regency Finance 167,586                2.0% 4.01% 4.01% 3.20%
Commercial Leases 131,501                1.6% 0.50% -0.02% 1.59%
Florida 55,438                   0.7% 21.21% -7.27% 21.21%
Other 31,608                   0.4% 0.00% 1.22% 0.12%
Total $8,209,286 100.0% 1.11% 0.22% 1.45%

Pennsylvania
Ohio
Kentucky
Tennessee
71 Locations
Spanning Four
States

Conservatively run consumer finance business with over 80 years of consumer lending experience
Good credit quality: Year-to-date net charge-offs to average loans of 3.95%
Strong returns: 1Q13 : ROA 3.86%, ROE 42.52%, ROTE 47.87%
Regency Finance Company Profile

Regency Finance Company
$168 Million Loan Portfolio
86% of Real Estate Loans are First Mortgages
58.7%
27.6%
13.7%
Direct
Real Estate
Sales
Finance

Utica Shale Well Locations
Data Source: Ohio Department of Natural Resources
Number of Wells
Wells
0
1-5
6-10
11-15
16-20
21-25
26+

Unconventional Well Drilling Permits (1)
Permit Year
Marcellus extent
MCOR

F.N.B. Corporation

Marcellus and Utica Shale Exposure

(1) Sources: www.marcellus.psu.edu, retrieved May 3, 2013; (2) www.dnr.state.oh.us, retrieved May 31, 2012; (3) Sterne Agee June 7, 2010 and FBR Capital
Markets, March 2, 2011.
FNB Banking Locations
Pennsylvania
Ohio
FNB is well-positioned in the Marcellus Shale and Utica
Shale regions with a Pennsylvania footprint that closely
aligns with the Marcellus Shale concentration and
exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale.
(3)
This presents opportunity for FNB given the expected
positive economic lift across much of FNB’s footprint.
Ohio Utica Shale Well Locations (2)

Marcellus and Utica Shale FNB Strategic Focus

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Directly associated with the extraction, processing and
delivery of the gas
Drilling, extraction and support activities
Indirect Effect:
Supply Chain
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity traders,
heavy equipment, surveyors, utilities, rig parts,
attorneys, real estate, machinery manufacturers, etc.
Induced Benefit:
Consumption
Resulting benefit to industries and individuals from positive direct and indirect effects
e.g.: Higher education, travel, housing, food and drink,
entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain and
Consumption

Regional Peer Group Listing

Ticker Institution Ticker Institution
ASBC Associated Bancorp ONB Old National Bancorp
AF Astoria Financial Corporation PVTB Private Bancorp, Inc.
CBSH Commerce Bancshares, Inc. SUSQ Susquehanna Bancshares, Inc.
FMER First Merit Corp. UMBF UMB Financial Corp.
FULT Fulton Financial Corporation VLY Valley National Bancorp
MBFI MB Financial, Inc WBS Webster Financial Corporation
NPBC National Penn Bancshares, Inc. WTFC Wintrust Financial Corporation

GAAP to Non-GAAP Reconciliation

Operating: Earnings, Return on Avg Tangible Equity, Return on Avg Tangible Assets
March 31, 2013 December 31, 2012 March 31, 2012 2012 2011 2010
Operating net income
Net income $28,538 $28,955 $21,582 $110,410 $87,047 $74,652
Add: Merger and severance costs, net of tax 229                            (3)                              4,943                         5,203             3,238            402
Add: Litigation settlement accrual, net of tax -                            1,950                         1,950
Add: Branch consolidation costs, net of tax -                            1,214                         1,214
Less: Gain on sale of building, net of tax 942
Less: One-time pension expense credit, net of tax 6,853
Operating net income $28,767 $32,116 $26,524 $117,835 $90,285 $68,201
Operating diluted earnings per share
Diluted earnings per share $0.20 $0.21 $0.15 $0.79 $0.70 $0.65
Add: Merger and severance costs, net of tax 0.00                           (0.00)                         0.04                           0.04               0.03              0.00
Add: Litigation settlement accrual, net of tax -                            0.01                           -                            0.01               -                -
Add: Branch consolidation costs, net of tax -                            0.01                           -                            0.01               -                -
Less: Gain on sale of building 0.01               -                -
Less: One-time pension expense credit -                            -                            -                            -                 -                0.06
Operating diluted earnings per share $0.20 $0.23 $0.19 $0.84 $0.72 $0.60
Operating return on average tangible equity
Operating net income (annualized) $116,668 $127,762 $106,681 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,237                         5,800                         5,964                         5,938             4,698            4,364
$121,904 $133,562 $112,645 $123,773 $94,983 $72,565
Average shareholders' equity $1,410,827 $1,400,429 $1,352,569 $1,376,493 $1,181,941 $1,057,732
Less: Average intangible assets 712,466                     715,962                     719,195                     717,031         599,851        564,448
Average tangible equity $698,361 $684,467 $633,375 $659,462 $582,090 $493,284
Operating return on average tangible equity 17.46% 19.51% 17.78% 18.77% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $116,668 $127,762 $106,681 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,237                         5,800                         5,964                         5,938             4,698            4,364
$121,904 $133,562 $112,645 $123,773 $94,983 $72,565
Average total assets $12,004,759 $11,988,283 $11,563,665 $11,782,821 $9,871,164 $8,906,734
Less: Average intangible assets 712,466                     715,962                     719,195                     717,031         599,851        564,448
Average tangible assets 11,292,292 $            11,272,320 $            10,844,470 $            11,065,790 $ 9,271,313 $  8,342,286 $
Operating return on average tangible assets 1.08% 1.18% 1.04% 1.12% 1.02% 0.87%
For the Quarter Ended Year Ended December 31,